Exhibit 10.7

FIRST AMENDMENT TO SECURED PROMISSORY NOTE THIS FIRST AMENDMENT TO SECURED PROMISSORY NOTE (this “Amendment”) is executed as of July 26, 2022 (the “Amendment Date”) by Compute North Member LLC, a Delaware limited liability company (the “Borrower”). Capitalized terms used and not otherwise defined herein have the meanings set forth in the Original Note (as hereinafter defined). WITNESSETH: WHEREAS, reference is hereby made to that certain Secured Promissory Note executed by the Borrower on April 8, 2022 (the “Original Note”); and WHEREAS, the Borrower desires to amend the Original Note, and the Noteholder desires to consent to amendment of the Original Note, in each case on the terms set forth herein; NOW, THEREFORE, in furtherance of the obligations of the Borrower under the Original Note, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Noteholder agree as follows: 1. Interest Rate. The definition of the term Interest Rate is hereby amended and restated as follows: “Interest Rate” means, from and after the Amendment Date, a rate per annum equal to the lesser of (a) a varying rate per annum equal to the sum of (i) the prime rate as published in The Wall Street Journal, with adjustments in that varying rate to be made on the same date as any change in that rate is so published, plus (ii) twelve percent (12.0%) per annum, (b) fifteen and one quarter percent (15.25%) per annum, and (c) the Maximum Rate. 2. Member Loan Maturity Date. The definition of the term Member Loan Maturity Date is hereby amended and restated as follows: “Member Loan Maturity Date” means, with respect to each Member Loan advanced hereunder, the first to occur of (a) the date that is five years from the Effective Date; provided, however, that if such date does not satisfy the definition of “Business Day,” the Member Loan Maturity Date shall be the next succeeding Business Day, (b) the date of any Event of Dissolution and (c) the date of the closing of any transaction contemplated by Section 7.17 or Section 12.07 of the LLC Agreement. 3. Turnover of Proceeds. Section 7.3 (Turnover of Proceeds) is hereby amended and restated in its entirety as follows: 7.3 Turnover of Proceeds. While any Member Loan is outstanding, the Borrower acknowledges that, to the extent required to repay any Member Loan (including accrued and unpaid interest) in full, in repayment thereof the Company shall be obligated to pay directly to the Noteholder the amount of any distributions payable to the Borrower

2 under the LLC Agreement as set forth herein. For so long as any Member Loan is outstanding, Compute North Member LLC shall remain the Borrower under this Note. 4. Member Loans and Payments on the Loan. Exhibit A is hereby amended and restated in its entirety as set forth on Annex 1 (Exhibit A) to this Amendment. 5. Member Loan Target Balance Schedule. Exhibit C is hereby amended and restated in its entirety as set forth on Annex 2 (Exhibit C) to this Amendment. 6. Failure to Deliver Financial Information, Statements or Reports. In the event any financial disclosure required under Section 8.17 of the Property Management Agreement is not delivered within fifteen (15) days of the due date therefor, the full amount owing under this Note shall thereafter bear interest at the Interest Rate plus 1% per annum from such due date until such information, statement or report is duly delivered or made available (as applicable). 7. Guarantor Affirmation. Borrower’s Parent, by its signature hereto, represents and warrants that it has no defense to the enforcement of the Parent Guaranty, and that according to its terms the Parent Guaranty will continue in full force and effect to guaranty the Borrower’s obligations and the other amounts described in the Parent Guaranty following execution of this Amendment. Borrower and Guarantor each acknowledges and agrees that any and all of Borrower’s obligations are secured indebtedness under, and are secured by, each and every Collateral document with respect to the Collateral pledged thereunder by Borrower. 8. Full Force and Effect; Inconsistency. Except as herein modified, all of the terms, covenants and conditions of the Original Note are and shall remain in full force and effect and are hereby ratified and confirmed. To the extent of any inconsistency between the terms and provisions of this Amendment and the Original Note, the terms and provisions of this Amendment shall govern and control. 9. Miscellaneous. The provisions of Section 11 of the Original Note shall apply to this Amendment, mutatis mutandis, as if set forth herein. [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Borrower has executed this Amendment and the Noteholder has accepted and agreed to this Amendment, each:as of the date first above written. Accepted and Agreed: TZ CAPITAL HOLDINGS, LLC COMPUTE NORIB MEMBER LLC By:~ l<--- Name: Dave Perrill Title: CEO By:. _______________ _ Name: Daniel Lotano Title: Vice President Accepted and Agreed: COMPUTE NORIB HOLDINGS, INC. By:~~ Name: Dave Perrill Title: CEO J a Ne ed a, NN. —v-